PRER 14A INFORMATION

DEFINITIVE PROXY STATEMENT

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

[X] Filed by the registrant

[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement (Amended)

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

MYTRAVELGUIDE.COM, INC.

(Name of the Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box): [x ] No fee required. [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

MYTRAVELGUIDE.COM, INC.

8275 S. Eastern Avenue, Suite 200

Las Vegas, NV 89123

(702) 990-8800

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PROXY STATEMENT

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Approximate date of Mailing this Proxy Statement: May 23, 2001.

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of MYTRAVELGUIDE.COM, INC., a Nevada corporation (the "Company"), to stockholders in connection with the election of a Board of Directors, approval of Amendment to Articles of Incorporation regarding a name change and the appointment of an Independent Auditor to be voted upon at the annual meeting of the stockholders of the Company (the "Meeting"). The Meeting is to be held at 500 108th Avenue N.E., Suite 1710, Bellevue, Washington, 98004, on June 4, 2001, at 9:00 a.m., Pacific Standard Time. The accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about May 23, 2001. The address of the Company is 8275 S. Eastern Avenue, Suite 200, Las Vegas, Nevada, 89123.

The cost of preparing, printing and mailing each of these documents and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's $0.001 par value common stock (the "Common Stock") and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

Record Date and Outstanding Shares

The Board of Directors has fixed April 20, 2001, as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting. At the close of business on that date there are or will be 3,470,000 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock will be entitled to one vote per share in the approval of the change of name.

PROXIES AND REVOCABLILITY OF PROXIES

The enclosed proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the meeting, and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

(i) filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Robin J. Harvey, President, c/o Parsons Law Firm, 500 - 108th Avenue N.E., Suite 1710, Bellevue, Washington, 98004, or hand delivered to the President, at or before the taking of the vote at the meeting.

DISSENTERS' RIGHT OF APPRAISAL

Under current Nevada law, a shareholder is afforded dissenters' rights which, if properly exercised, may require the Company to purchase his shares. Dissenters' rights commonly arise in extraordinary transactions such as mergers, consolidations, reorganizations, substantial asset sales, liquidating distributions, and certain amendments to the Company's certificate of incorporation. It is not anticipated that any action will be taken at the annual meeting that will affect or afford dissenters' rights.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any action covered by the related resolutions adopted by the Board of Directors and executive officers, which is not by all other stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The securities that are entitled to vote at the Meeting consist of 3,470,000 shares of $0.001 par value common stock of the Company. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on April 20, 2001, the record date for determining stockholders entitled to notice or to vote, are or will be 3,470,000, held by 77 stockholders.

Security Ownership of Principal Holders and Management

To the knowledge of management and based upon a review of the stock ledger maintained by its transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent (5%) of the Company's common stock as of the date hereof, and the shareholders of management, to wit:



Name and Address of Record	Title	Amount and Nature of Beneficial Ownership	Percent of Class
CEDE & CO. P. O. Box 222 Bowling Green Station New York, NY 10274	N/A	798,850	23.02%



DIRECTORS AND OFFICERS

A. There are no material proceedings to which any director, officer or affiliate of issuer owning of record or beneficially 5% or more being a party adverse to the Company or has a materially adverse interest to the Company.

B. The Company does not have a C.F.O. Robin J. Harvey, age 43, is currently the President and sole Director of the Company. Prior to being President of the Company, Robin J. Harvey has held the positions and offices of Director, Secretary and Treasurer within the Company from March 2000 through December 31, 2000. Ms. Harvey has been President and sole Director since January 1, 2001. During the past five years, Ms. Harvey has been employed in the area of Sales and Marketing Manager at Club Med (July 1990 - February 1996), and Operations, Sales and Promotions Manager at AVIS Canada (March 1996 - May 2000). Ms. Harvey has not held any other company directorships.

C. The Company has no persons, other than Robin J. Harvey, who are not an executive employee expected to significantly contribute to the Company.

D. There are no family relationships among directors, executive officers or persons nominated as such.

E. Legal Proceedings: None

F. Robin J. Harvey has a Contractor/Management Agreement with the Company dated January 1, 2001, wherein Ms. Harvey is placed in charge of corporate communications with a compensation of $2,500 US per month (plus appropriate taxes) to continue for a period of one year from the date of said agreement.

G. There are no corporate parents of the Company.

H. Compliance with Section 16(a) of the Securities and Exchange Act of 1934 is not applicable.

I. The registrant has no standing audit, nominating and compensation committee of the board of directors.

J. There have been no board of director meetings held within the last full fiscal year.

K. Ryan Logtenberg acted as President from March 2000 to January 2001, at which time Mr. Logtenberg resigned from this position to pursue private internet business activities. Robin J. Harvey was promoted to serve as President January 1, 2001.

COMPENSATION OF DIRECTORS & EXECUTIVE OFFICER

A. There is no stock compensation of any kind granted as compensation to any director or officer of the Company.

B. There have been no options, warrants or rights to purchase securities granted.

C. The Company has no long term incentive plan or awards.

D. Robin J. Harvey has a Contractor/Management Agreement with the Company dated January 1, 2001, wherein Ms. Harvey is placed in charge of corporate communications with a compensation of $2,500 US per month (plus appropriate taxes) to continue for a period of one year from the date of said agreement. In other arrangements, Executive Compensation filed in the Company's 10KSB amounted to a total of $3,000 in the Company's fiscal year of 2000 paid to Ryan Logtenberg and Robin J. Harvey (combined) in compensation for managing the Company's affairs for the one year term ending December 31, 2000, this being the only executive compensation in any form paid during the year 2000. No executive compensation in any form was paid during the year 1999.

E. Employment contracts between the registrant and Robin J. Harvey, President and sole Director, are described in paragraph D above. There are no other compensation plans or arrangements with respect to the aforesaid executive officer which will result from the resignation, retirement or other termination of the executive officer's employment.

INDEPENDENT PUBLIC ACCOUNTANT

A. The principal accountant selected or being recommended is David Coffey, 3651 Lindell Road, Suite 1, Las Vegas, Nevada, 89103.

B. David Coffey has been the principal accountant for the Company for the most recent fiscal year.

C. Mr. Coffey will not be present at the shareholder meeting. However, James B. Parsons will be in attendance and will be able to speak to the shareholders and/or answer any questions thereof.

D. During registrant's previous two fiscal years, there has been no accountant or auditor who resigned, was terminated or refused to stand for re-election, nor has a new independent accountant been engaged.

E. Disclosures required:

(1) Audit Fees: year 2000 Audit fees to David Coffey $7250; year 2001 Audit fees estimated at $8000.

(2) FISD&I: year 2000 SEC filings $350 Newport Reporting plus year 2000 10KSB fees $1350.

(3) Other Fees: not applicable.

F. The board of directors has considered that the provision of service in Section E above are compatible with maintaining a principal accountants independence.

G. No-one other than the principal accountant (or his employees) actually performed any work representing more than 50% of the time required to prepare financial statements for the most recent fiscal year.

H. No audit committee exists.

ELECTION OF DIRECTORS

The Company's Bylaws state that the Board of Directors shall consist of not less than one nor more than nine members. Robin J. Harvey, the current President and sole Director, has agreed to continue to serve. The shareholders are asked to elect this Director to serve until the next annual meeting of shareholders.

A vote FOR is a vote in favor of electing the nominated Director until the next annual meeting.

CHANGE OF NAME

The Board believes the Company's name should be changed to MYT Group, Inc. This will require an amendment to the Articles of Incorporation.

A vote FOR is a vote in favor of amending the Articles of Incorporation to change the name of the Company to MYT Group, Inc.

APPOINTMENT OF INDEPENDENT AUDITOR

The Company's current Independent Auditor is David Coffey. Mr. Coffey has agreed to continue as the Company's Independent Auditor until the next annual meeting of shareholders. The Board intends to continue to use David Coffey as Independent Auditor. It is not anticipated that Mr. Coffey will attend the next annual meeting.

A vote FOR is a vote in favor of appointing Mr. David Coffey as the Company's Independent Auditor, to serve until the next annual meeting.

QUORUM AND VOTING

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. If less than a majority of the issued and outstanding shares are represented, a majority of shares so represented may adjourn from time to time at the meeting, until holders of the amount of stock required to constitute a quorum shall be in attendance.

Each stockholder will be entitled to one (1) vote for each share of stock standing registered in such shareholder's name on the books of the corporation on the record date. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

OTHER MATTERS

The Board of Directors of the Company is not aware of any business other than the aforementioned matters that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

By Order of the Board of Directors,

/S/ ROBIN J. HARVEY

Robin J. Harvey

President, Director

Dated: May 23, 2001

At: Vancouver, B.C., Canada